Exhibit 32.7

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of CBL & ASSOCIATES LIMITED PARTNERSHIP (the “Operating Partnership”) on Form 10-K/A for the year ending December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen D. Lebovitz, Chief Executive Officer of CBL Holdings I, Inc., the sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/s/ Stephen D. Lebovitz
Stephen D. Lebovitz, Director and
Chief Executive Officer of
CBL Holdings I, Inc.,
the sole general partner of
CBL & Associates Limited Partnership

March 11, 2020
Date